Employee future benefits (Tables)	6 Months Ended
Jun. 30, 2021
Disclosure of Net Defined Benefit Liability (Asset)

The Company sponsors pension plans in Germany (The Aeterna Zentaris GmbH Pension Plan). The change in the Company’s accrued benefit obligations is summarized as follows:

	June 30, 2021			Year ended December 31, 2020
	Pension benefit plans	Other benefit plans	Total	Total
	$	$	$	$
Balances – Beginning of the period	15,341	94	15,435	13,788
Current service cost	31	2	33	54
Interest cost	45	—	45	163
Actuarial (gain) loss arising from changes in financial assumptions	86	—	86	651
Benefits paid	(230)	(2)	(232)	(532)
Impact of foreign exchange rate changes	(498)	(2)	(500)	1,311
Balances – End of the period	14,775	92	14,867	15,435
Amounts recognized:
In net loss	(76)	—	(76)	(218)
In other comprehensive loss	(412)	(2)	(414)	(1,961)